Exhibit 10.3

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT AND CONSENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT AND CONSENT (the “Amendment”) dated as of April 1, 2014, is entered into by and among WELLS FARGO BANK, N.A., as Collateral Agent for the First Lien Secured Parties (in such capacity, the “First Lien Collateral Agent”) and as First Lien Administrative Agent (defined below), and WELLS FARGO BANK, N.A., as Collateral Agent for the Second Lien Secured Parties (in such capacity, the “Second Lien Collateral Agent”) and as Second Lien Administrative Agent (defined below), as is acknowledged and agreed to (as set forth on the signature page for such parties) by PACIFIC ETHANOL HOLDING CO, LLC, a Delaware limited liability company (“Pacific Holding”), PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company (“Madera”), PACIFIC ETHANOL COLUMBIA, LLC, a Delaware limited liability company (“Boardman”), PACIFIC ETHANOL STOCKTON LLC, a Delaware limited liability company (“Stockton”), PACIFIC ETHANOL MAGIC VALLEY, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman, and Stockton, the “Borrowers”), and Pacific Holding, as agent for the Borrowers (“Borrowers’ Agent”).

PRELIMINARY STATEMENT

Reference is made to (a) the Credit Agreement dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, including as described in this Amendment, the “First Lien Credit Agreement”) among the Borrowers, Borrowers’ Agent, the lenders from time to time party thereto (the “First Lien Lenders”), Wells Fargo Bank, N.A., as Administrative Agent for the First Lien Lenders (in such capacity, the “First Lien Administrative Agent”), Wells Fargo Bank, N.A., as Collateral Agent for the Senior Secured Parties and Amarillo National Bank, as Accounts Bank (the “Accounts Bank”); and (b) the Second Amended and Restated Credit Agreement, dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, including as described in this Amendment, the “Second Lien Credit Agreement” and, together with the First Lien Credit Agreement, the “Credit Agreements”) among the Borrowers, Borrowers’ Agent, the lenders from time to time party thereto (the “Second Lien Lenders”), Wells Fargo Bank, N.A., as Administrative Agent for the Second Lien Lenders (in such capacity, the “Second Lien Administrative Agent”), Wells Fargo Bank, N.A., as Collateral Agent for the Senior Secured Parties and the Accounts Bank.

RECITALS

A. The First Lien Lenders have agreed to make loans to the Borrowers pursuant to the First Lien Credit Agreement, upon, among other terms and conditions, the conditions that (a) the First Lien Obligations shall be secured by first priority Liens on, and security interests in, the Collateral, and (b) subject to the terms and conditions of that certain Intercreditor Agreement dated as of October 29, 2012 (the “Intercreditor Agreement”) among the First Lien Collateral Agent, the First Lien Administrative Agent, the Second Lien Collateral Agent, the Second Lien Administrative Agent, the Borrowers, and the Borrowers’ Agent, the payment of the First Lien Obligations shall be senior in right and payment to the payment of certain Second Lien Obligations.

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B. First Lien Collateral Agent, First Lien Administrative Agent, First Lien Lenders, Borrowers and Pledgor have amended the First Lien Credit Agreement pursuant to that certain Second Amendment to the First Lien Credit Agreement dated as of April 1, 2014 (the “First Lien Amendment”).

C. Second Lien Lenders have agreed to continue, and make certain additional extensions of, credit to the Borrowers pursuant to the Second Lien Credit Agreement, upon, among other terms and conditions, the conditions that (a) the Second Lien Obligations shall be secured by second priority Liens on, and security interests in, the Collateral, and (b) subject to the terms and conditions of the Intercreditor Agreement, the payment of certain Second Lien Obligations shall be subordinate and subject in right and time of payment to the prior Discharge of First Lien Obligations.

D. Second Lien Collateral Agent, Second Lien Administrative Agent, Second Lien Lenders, Borrowers and Pledgor have amended the Second Lien Credit Agreement pursuant to that certain Third Amendment to the Second Amended and Restated Credit Agreement dated as of April 1, 2014 (the “Second Lien Amendment”).

E. The parties desire to enter into this Amendment to consent to the First Lien Amendment and the Second Lien Amendment and to make certain amendments to the Intercreditor Agreement.

F. Capitalized terms used herein shall have the meanings given to such terms in the Intercreditor Agreement; provided that capitalized terms used herein and not defined in the Intercreditor Agreement shall have the meanings given to such terms in the First Lien Credit Agreement.

NOW, THEREFORE, the parties hereto agree that upon the occurrence of the Amendment Effective Date (as hereinafter defined), the parties agree as follows:

Section 1. Consents and Amendments.

(a) First Lien Collateral Agent and First Lien Administrative Agent hereby: (i) consent to the Second Lien Amendment, notwithstanding any provision of the Intercreditor Agreement to the contrary and (ii) waive notice of such amendment required pursuant to Section 7.01(b) of the Intercreditor Agreement.

(b) Second Lien Collateral Agent and Second Lien Administrative Agent hereby: (i) consent to the First Lien Amendment, notwithstanding any provision of the Intercreditor Agreement to the contrary and (ii) waive notice of such amendment required pursuant to Section 7.01(a) of the Intercreditor Agreement.

(c) Section 7.01(b) of the Intercreditor Agreement is hereby amended to change the reference to $5,000,000 in clause (1)(z) thereof to $7,000,000.

Section 2. Reaffirmation of Obligations. First Lien Collateral Agent, First Lien Administrative Agent, Second Lien Collateral Agent and Second Lien Administrative Agent each hereby (a) reaffirm, acknowledge and confirm the Intercreditor Agreement, as amended hereby, (b) reaffirm, acknowledge and confirm each of their respective representations and warranties in the Intercreditor Agreement, and (c) confirm and agree that the Intercreditor Agreement as amended hereby shall continue to be in full force and effect.

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Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the first date on or prior to April ___, 2014 on which each of the following conditions has been satisfied (the “Amendment Effective Date”):

(a) The First Lien Collateral Agent, the First Lien Administrative Agent, the Second Lien Collateral Agent, the Second Lien Administrative Agent and the Borrowers shall have received duly executed counterparts of this Amendment; and

(b) The First Lien Amendment and the Second Lien Amendment shall have become effective in accordance with their terms.

Section 4. Effect on the Intercreditor Agreement.

(a) Except as set forth in this Amendment, the Intercreditor Agreement shall be and remains unchanged and in full force and effect in accordance with its terms.

(b) Upon and after the effectiveness of this Amendment, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Intercreditor Agreement, shall mean and be a reference to the Intercreditor Agreement as modified by this Amendment.

Section 5. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to conflicts of law principles that would require the application of laws of another jurisdiction.

Section 6. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

Section 7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FIRST LIEN COLLATERAL AGENT:
WELLS FARGO BANK, N.A.,
solely in its capacity as First Lien Collateral Agent
	By:	/s/ Julius R. Zamora
Name: Julius R. Zamora
Title: Vice President
FIRST LIEN ADMINISTRATIVE AGENT:
WELLS FARGO BANK, N.A.,
solely in its capacity as First Lien Administrative Agent
	By:	/s/ Julius R. Zamora
Name: Julius R. Zamora
Title: Vice President
SECOND LIEN COLLATERAL AGENT:
WELLS FARGO BANK, N.A.,
solely in its capacity as Second Lien Collateral Agent
	By:	/s/ Julius R. Zamora
Name: Julius R. Zamora
Title: Vice President
SECOND LIEN ADMINISTRATIVE AGENT:
WELLS FARGO BANK, N.A.,
solely in its capacity as Second Lien Administrative Agent
	By:	/s/ Julius R. Zamora
Name: Julius R. Zamora
Title: Vice President

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ACKNOWLEDGED AND AGREED:

BORROWERS: PACIFIC ETHANOL HOLDING CO. LLC, as Borrower By: /s/ Bryon T. McGregor Name: Bryon T. McGregor Title: Chief Operating Officer	PACIFIC ETHANOL MADERA LLC, as Borrower By: /s/ Bryon T. McGregor Name: Bryon T. McGregor Title: Chief Operating Officer
PACIFIC ETHANOL COLUMBIA, LLC, as Borrower By: /s/ Bryon T. McGregor Name: Bryon T. McGregor Title: Chief Operating Officer	PACIFIC ETHANOL STOCKTON LLC, as Borrower By: /s/ Bryon T. McGregor Name: Bryon T. McGregor Title: Chief Operating Officer
PACIFIC ETHANOL MAGIC VALLEY, LLC, as Borrower By: /s/ Bryon T. McGregor Name: Bryon T. McGregor Title: Chief Operating Officer
BORROWERS’ AGENT: PACIFIC ETHANOL HOLDING CO. LLC, as Borrowers’ Agent By: /s/ Bryon T. McGregor Name: Bryon T. McGregor Title: Chief Operating Officer

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